SUPPLEMENT DATED MARCH 26, 2014
to

PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY III

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY FOCUS II, FUTURITY SELECT FOUR, FUTURITY ACCOLADE
AND FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding a change to investment options that are available under your Contract.

Effective after the close of business on April 30, 2014, the name of the following investment options will change:

Old Name	New Name

Goldman Sachs Structured Small Cap Equity Fund	Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs U.S. Equity Insights Fund

Please retain this supplement with your prospectus for future reference.

SLUS 3/2014